Portland General Electric EARNINGS CONFERENCE CALL SECOND QUARTER 2026 Exhibit 99.2

Cautionary statement Information Current as of July 31, 2026 Except as expressly noted, the information in this presentation is current as of July 31, 2026 – the date on which Portland General Electric Company (PGE) filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2026 - and should not be relied upon as being current as of any subsequent date. PGE undertakes no duty to update this presentation, except as may be required by law. Forward-Looking Statements Statements in this presentation that relate to future plans, objectives, expectations, performance, events and the like may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Investors should not rely unduly on any forward-looking statements. Forward-looking statements include statements, other than statements of historical or current fact, regarding PGE’s earnings guidance (including all the assumptions and expectations upon which such guidance is based), PGE’s proposed purchase of electric utility operations and certain assets in Washington state from PacifiCorp (Acquisition), and PGE’s operating and financing plans, as well as other statements containing words such as "anticipates," "assumptions," "believes," "continue,” "could," "estimates," "expects," "expected," "forecast," "guidance,” "intends," “may,” "outlook," "plans," “potential,” “proposed,” "should," "target," "will," or similar expressions. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. Such risks, uncertainties and other factors include, without limitation: wildfire and public safety risks, including ignitions caused by PGE assets, the effectiveness of wildfire mitigation, vegetation management, and system hardening, the ability to implement public safety power shutoffs (PSPS), related liability exposure, and the timing and extent of regulatory cost recovery; severe weather, climate, and catastrophe risks, including extreme or unseasonable weather and other natural or human caused events that could endanger public safety, disrupt operations, damage assets, limit access to power or fuel supplies, increase costs, or adversely affect cost recovery; electric system operational risks, including forced outages, fires, equipment failures, adverse hydro or wind conditions, fuel supply disruptions, and complications at jointly owned facilities, resulting in increased costs or the need to procure replacement power; power and fuel supply and price risks, including availability, counterparty nonperformance, and volatility in wholesale electricity, natural gas, coal, and other fuel markets; regulatory, legislative, and policy risks, including new or revised laws, regulations, executive actions, audits, investigations, and proceedings that could affect rates, cost recovery, operations, capital plans, or financial results; Acquisition risks, including risks related to regulatory approvals, financing and joint‑venture arrangements, integration and operational execution, cost recovery, and the possibility that the anticipated benefits of the Acquisition are delayed, not realized, or cost more than expected; environmental compliance and permitting risks, including evolving environmental laws and permitting requirements and site specific remediation obligations, such as Superfund liabilities, where uncertainties regarding remediation scope, cost allocation, litigation, and regulatory cost recovery could result in material costs or adversely affect PGE’s financial position, results of operations, or cash flows; capital investment and execution risks, including supply chain disruptions, cost inflation, labor constraints, permitting delays, contractual disputes, counterparty failures, or project abandonment, which could impair timely completion or cost recovery; load growth and demand uncertainty, including accelerated or uneven growth from large customers such as data centers, changes in customer usage patterns requiring substantial capital investment, variability in demand driven by weather variations, and reduced consumption or load shifting resulting from price increases, energy efficiency measures or other changes in customer behavior; customer choice and market structure risks, including reduced demand or usage shifts due to distributed generation or increased procurement from alternative providers, such as registered Electricity Service Suppliers (ESSs) or community choice aggregation programs; cybersecurity and physical security risks, including cyberattacks, data breaches, physical attacks, the use or misuse of artificial intelligence technologies, or other malicious acts that could damage assets, disrupt systems, or result in the disclosure of sensitive information; geopolitical and macroeconomic risks, including acts of war, terrorism, or civil unrest—such as the escalation of US operations in the Middle East—that could disrupt energy markets or supply chains, increase costs, or contribute to volatility in capital markets, inflation, or interest rates; economic and financial market risks, including availability and cost of capital, interest rate and equity market volatility, inflation, and trade tariffs affecting operating or capital costs; legal and litigation risks, including the timing and outcome of judicial, administrative, or regulatory proceedings, which may result in material liabilities or costs; workforce and labor risks, including labor strikes, work stoppages, collective bargaining disputes, the ability to attract and retain skilled employees, and transitions in senior management; resource procurement and All-Source Request for Proposals (RFP) project risks, including uncertainties related to the availability, cost, permitting, financing, and performance of resources selected through RFP or other regulatory processes and associated regulatory and counterparty risks; insurance availability and cost, particularly for wildfire or catastrophe related coverage; accounting, tax, and policy changes, including changes in accounting standards, tax laws, or regulatory accounting policies that could affect reported results or cash flows; and the other risks and uncertainties set forth in PGE’s Annual Report on Form 10‑K for the year ended December 31, 2025, as filed with the SEC.

Management participants Maria Pope President and CEO Joe Trpik SVP of Finance and CFO

2026 full-year adjusted EPS guidance of $3.33 to $3.53 remains intact See appendix for important information about non-GAAP measures, guidance, and reconciliations The amount and timing of dividends payable and the dividend policy are at the sole discretion of the Portland General Electric Board of Directors and, if declared and paid, dividends may be in amounts that are less than projected Reaffirming 2026 adjusted(1) earnings guidance of $3.33 to $3.53 per diluted share 2026 weather normalized load growth of 1.5% - 2.5% and long-term load growth of 3% through 2030 Long-term EPS growth of 5% to 7% from 2024 adjusted(1) EPS guidance midpoint of $3.08 Long-term dividend growth of 5% to 7%(2) Full-Year Plan Assumptions Q2 timing difference between AUT revenue collection and power cost recognition expected to reverse in 2H Q4 2025 weather detriment nonrecurring UM 2377 margin improvement to plan Continued increased regulatory recovery (Seaside, DSP) Management actions (O&M cost discipline and NVPC optimization)

Advancing strategic priorities Customer Growth Supporting the region’s economic development, including high-tech and data center growth Customer Affordability Working to keep customer prices as low as possible while serving safe, reliable power Clean Energy Investing in customer-driven clean energy goals and advancing state policy Risk Management Reducing risk through operational execution, system hardening and wildfire preparation, mitigation and policy Investable Energy Future for the Pacific Northwest Updating our corporate structure and aligning legislative and regulatory policies

Q2 adjusted EPS consistent with plan, reflecting operational and financial discipline Q2 2026 GAAP EPS Q2 2025 GAAP EPS O&M Q2 2026 Non-GAAP EPS Business Optimization & Acquisition Costs D&A and financing Business Optimization Net Variable Power Costs Industrial Load Expected timing headwind; anticipated to normalize in 2H 2026 Note: dollar values are earnings per diluted share Q2 2025 NON-GAAP EPS Seaside & DSP Cost Recovery Residential and commercial load flat to Q2 2025 Regulatory recovery largely offsets D&A and financing (1) (1) (1) (1) (1) See appendix for important information about non-GAAP measures, guidance, and reconciliations 6

Note: Capital expenditures exclude allowance for funds used during construction. These are projections based on assumptions of future investment. Actual amounts expended will depend on various factors, including, but not limited to, siting, permitting, tariffs and supply chain constraints, and may differ materially from the amounts reflected in this capital expenditure forecast. Values do not include potential capex for the WA Utility or the 2025 RFP. 2023 RFP Projects amount is presented gross of federal tax credits Values may not sum to totals due to rounding Strong capex outlook supports sustained rate base growth Total Forecasted $7.63B (1)

Ratings S&P Moody’s Senior Unsecured / Outlook BBB+ / Stable A3 / Stable 2026 Credit Metric Estimate(1) 19.1% FFO 20.1% CFO pre-WC Stable, investment grade credit ratings and strong cash flow metrics Metrics are estimated as of 6/30/2026 Equity Financing 2026 2027 Base $300M  $50M 2023 RFP $250M  $100M 2026 YTD Financing Highlights Executed $550M equity forward sale agreement to address 2026 needs Entered into a $500M ATM facility to further support base and RFP ownership equity needs Entered into a 24-month credit agreement with lenders in the aggregate principal of $350M Note: Estimated financing does not include potential impacts of proposed corporate structure updates or the WA Utility acquisition

Appendix

Washington acquisition update Regulatory Status Overview 10 Electric Service Area Operating Transmission Lines Power Plants Chehalis Natural Gas Plant 477 MW Seattle Goodnoe Hills Wind Farm 94 MW Marengo I/II Wind Farm 234 MW Lewiston Walla Walla Kennewick Yakima Initial Filings Complete: OR & WA (PGE and PacifiCorp) CA, ID, UT & WY (PacifiCorp) FERC (PGE and PacifiCorp) On track for mid-2027 closing

Rate effective date November 2025 Rate effective date April 2026 Advancing recovery and financing flexibility Regulatory proceedings 11  2024 Storm Recovery Seaside ARM  Corporate structure update   Notified OPUC of intent to file for application May 2025 Filed application request with the OPUC July 2025 Target order date August 25, 2026 Holding Company Formation Rate effective date April 2026 Distribution System Plan ARM 

This presentation contains certain non-GAAP measures, such as adjusted earnings, adjusted EPS and adjusted earnings guidance. These non-GAAP financial measures exclude significant items that are generally not related to our ongoing business activities, are infrequent in nature, or both. PGE believes that excluding the effects of these items provides an alternative measure of the Company’s comparative earnings per share and enables investors to evaluate the Company’s operating financial performance trends, exclusive of items that are not normally associated with ongoing operations. Management utilizes non-GAAP measures to assess the Company’s current and forecasted performance, and for communications with shareholders, analysts and investors. Non-GAAP financial measures are supplementary information that should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP. Items in the periods presented, which PGE believes impact the comparability of comparative earnings and do not represent ongoing operating financial performance, include the following: 2026: Business transformation and optimization expenses, including strategic advisory, workforce realignment and corporate structure update costs; acquisition costs, including legal, financing and strategic advisory costs; Non-cash charge related to final orders on the January 2024 storm and damage and 2024 Reliability Contingency Event regulatory deferrals 2025: Business transformation and optimization expenses, including strategic advisory, workforce realignment and corporate structure update costs Due to the forward-looking nature of PGE’s non-GAAP adjusted earnings guidance, and the inherently unpredictable nature of items and events which could lead to the recognition of non-GAAP adjustments (such as, but not limited to, regulatory disallowances or extreme weather events), management is unable to estimate the occurrence or value of specific items requiring adjustment for future periods, which could potentially impact the Company’s GAAP earnings. Therefore, management cannot provide a reconciliation of non-GAAP adjusted earnings per share guidance to the most comparable GAAP financial measure without unreasonable effort. For the same reasons, management is unable to address the probable significance of unavailable information. PGE’s reconciliation of non-GAAP earnings for the three months ended June 30, 2026, March 31, 2026, June 30, 2025, September 30, 2025 and December 31, 2025 are on the following slide. Non-GAAP financial measures

Non-GAAP Earnings Reconciliation for the three months ended March 31, 2026 (Dollars in millions, except EPS) Net Income Diluted EPS GAAP as reported for the three months ended March 31, 2026 $45 $0.38 Exclusion of regulatory deferral adjustment charge related to 2024 15 0.13 Exclusion of business transformation and optimization expenses 17 0.15 Tax effect (1)  (9) (0.08) Non-GAAP as reported for the three months ended March 31, 2026 $68 $0.58 Non-GAAP financial measures Tax effects were determined based on the Company’s full-year blended federal and state statutory tax rate Non-GAAP Earnings Reconciliation for the three months ended June 30, 2025 (Dollars in millions, except EPS) Net Income Diluted EPS GAAP as reported for the three months ended June 30, 2025 $62 $0.56 Exclusion of business transformation and optimization expenses 15 0.14 Tax effect (1)  (4) (0.04) Non-GAAP as reported for the three months ended June 30, 2025 $73 $0.66 Non-GAAP Earnings Reconciliation for the three months ended December 31, 2025 (Dollars in millions, except EPS) Net Income Diluted EPS GAAP as reported for the three months ended December 31, 2025 $41 $0.36 Exclusion of business transformation and optimization expenses 17 0.15 Tax effect (1) (5) (0.04) Non-GAAP as reported for the three months ended December 31, 2025 $53 $0.47 Non-GAAP Earnings Reconciliation for the three months ended September 30, 2025 (Dollars in millions, except EPS) Net Income Diluted EPS GAAP as reported for the three months ended September 30, 2025 $103 $0.94 Exclusion of business transformation and optimization expenses 10 0.09 Tax effect (1) (3) (0.03) Non-GAAP as reported for the three months ended September 30, 2025 $110 $1.00 Non-GAAP Earnings Reconciliation for the three months ended June 30, 2026 (Dollars in millions, except EPS) Net Income Diluted EPS GAAP as reported for the three months ended June 30, 2026 $68 $0.59 Exclusion of business transformation and optimization expenses 8 0.07 Tax effect (1)  (2) (0.02) Non-GAAP as reported for the three months ended June 30, 2026 $74 $0.64